SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 14, 2001


                                 Net4Music Inc.
             (Exact name of Registrant as Specified in its Charter)


                                    Minnesota
                 (State or Other Jurisdiction of Incorporation)



         0-26192                                             41-1716250
(Commission File Number)                                   (IRS Employer
                                                        Identification No.)


                                 6210 Bury Drive
                          Eden Prairie, Minnesota 55346
              (Address of Principal Executive Offices and Zip Code)


                                 (952) 937-9611
              (Registrant's telephone number, including area code)



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On March 14, 2001, the Registrant issued a press release announcing it has made significant progress in integrating the operations of Net4Music S.A. and Coda Music Technology, Inc. in order to leverage strengths and reduce operating expenses of the combined operations. The full text of the press release is set forth in Exhibit 99, which is attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired:

                           Not Applicable.

         (b)      Pro forma financial information:

                           Not Applicable.

         (c)      Exhibits:

                           See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NET4MUSIC INC.


                                       By       /s/ Barbara S. Remley
Date  March 14, 2001                            Barbara S. Remley,
                                                Chief Financial Officer

                                  EXHIBIT INDEX

                                 Net4Music Inc.
                             Form 8-K Current Report
                              Dated March 14, 2001




Exhibit Number             Description

       99 Press Release dated March 14, 2001 relating to integration of operations.